UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2021

Bellicum Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36783	20-1450200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3730 Kirby Drive, Ste. 1200, Houston, TX 77098
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: 832-384-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BLCM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On November 4, 2021, Bellicum Pharmaceuticals, Inc. (the “Registrant”) issued a press release announcing its financial results for the second quarter ended September 30 2021. A copy of this press release is attached hereto as Exhibit 99.1.
The information in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference into any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing to this Current Report on Form 8-K.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On May 5, 2021, The Nasdaq Stock Market LLC (“Nasdaq”) notified the Registrant that it was in breach of Listing Rule 5450(b)(2)(A) (the “Market Value Rule”) for continued listing on The Nasdaq Capital Market because the market value of the Registrant’s listed securities for the preceding 30 consecutive business days had been less than $35 million. In accordance with Nasdaq Listing Rule 5810(c)(3)(C), the Registrant was granted until November 1, 2021, to regain compliance with the Market Value Rule by maintaining a market value of listed securities $35 million or more for a minimum of 10 consecutive business days any time prior to November 1, 2021.
On November 2, 2021, Nasdaq notified the Registrant that it had not regained compliance with the Market Value Rule by November 1, 2021, and unless the Registrant requests a hearing before the Nasdaq Hearings Panel (the “Panel”) by November 9, 2021, the Registrant’s securities will be delisted from Nasdaq. The Registrant intends to timely request a hearing before the Panel to appeal this determination, which the Registrant expects will stay any further action by Nasdaq until the conclusion of the hearing process. While the appeal is pending, the Registrant’s common stock will continue to trade on The Nasdaq Capital Market under the symbol “BLCM”.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated November 4, 2021

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bellicum Pharmaceuticals, Inc.

Dated: November 4, 2021	By:	/s/ Richard A. Fair
Richard A. Fair
President and Chief Executive Officer